Stewardship Outreach /////// July 2022 Exhibit 99.1

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation that are not statements of historical or current facts, such as those related to expected growth opportunities in each of Premier’s business segments and the ability to realize such opportunities, strategic priorities to advance Premier’s business, Premier's unique positioning to deliver stockholder value and long-term sustainable growth, the expected financial and operational impacts of the COVID-19 pandemic, targeted multi-year revenue growth rate in Premier’s Performance Services segment, the expected multi-year compound annual growth rate for consolidated net revenue, adjusted EBITDA and adjusted EPS beginning in fiscal 2022, capital deployment, the payment of future dividends, free cash flow generation, potential compensation program changes and environmental, sustainability and governance (ESG) objectives are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” sections of Premier’s Form 10-K for the fiscal year ended June 30, 2021 and Forms 10-Q for the quarters ended September 30, 2021, December 31, 2021 and March 31, 2022, each filed with the SEC and available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Positioned to Deliver Sustainable, Long-Term Growth Engaged Board with Strong Governance Practices Executive Compensation Aligned with Value Creation ESG Practices Core to Success Agenda 01 03 02 04

Positioned to Deliver Sustainable, Long-Term Growth

Through collaboration with our member health systems, customers and other stakeholders and leveraging technology-based solutions and supply chain capabilities, we help improve the delivery of healthcare while effectively reducing costs. Premier Inc. A Purpose-Driven Healthcare Company

Healthcare providers Employers Governments Payers Life sciences companies Suppliers Other non-healthcare customers (e.g., K-12 schools, colleges and universities) A Highly Differentiated Business Model Providing clinicians with timely, critical insights to help determine the best care protocols for their patients Connecting patients to necessary care faster and more efficiently – and with less paperwork Saving healthcare providers millions of dollars through automation of purchasing and payment processes Building a smarter, more resilient and technology-enabled supply chain to ensure providers always have access to a competitive, stable and diverse market for medical supplies, pharmaceuticals, capital equipment, business supplies and professional services Working with employers to deliver the most appropriate care to their employees Delivering Meaningful Insights and Solutions Serving Strategic and collaborative member relationships built on trust Comprehensive and scalable technology and services platform powered by one of broadest and deepest data sets in healthcare industry +

Delivering Innovative Solutions to Drive Growth Group Purchasing Organization Collective purchasing power designed to lower non-labor costs without sacrificing outcomes across acute, non-acute and non-healthcare segments Premier’s direct sourcing company, driving meaningful cost savings in key shortage areas and improving supply chain efficiencies and transparency Proprietary suite of AI-enabled clinical, margin and value-based care technology solutions Direct-to-employer contracting platform connecting self-insured employers and providers Supply chain-focused digital invoicing and payments platform Large-Scale Provider Network Supply Chain Services Performance Services

Strong, stable cash flow supports investments in growth Comprehensive technology and services platform Innovation driven by strength of member network, diverse capabilities, robust data, acquisitions and talent Highly engaged culture Multi-lever Growth Strategy Supported by Strong Foundation *The company’s expected multi-year compounded annual growth rate targets exclude the impact of the COVID-19 pandemic. Grow and deepen relationships Strengthen and build capabilities Create and deliver innovative solutions Expand into adjacent and non-healthcare markets Targeting multi-year CAGRs in mid-to-high single-digits for total net revenue, adjusted EBITDA and adjusted EPS*

Strong Financial Position with Balanced Approach to Capital Deployment Generate strong, stable cash flow Strong and flexible balance sheet Balanced capital deployment approach Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Return capital to stockholders Completed $250 million share repurchase authorization in fiscal 3Q22 Paid ~$96 million in quarterly cash dividends in fiscal 2022

Experienced Leadership Team



Mike Alkire
President and CEO
17 years Premier, 17 years healthcare
Cap Gemini Ernst & Young



Leigh Anderson
President of Performance Services
9 years Premier, 25 years healthcare informatics
Hospital Corporation of America, HealthTrust, GHX



Andy Brailo
Chief Customer Officer
21 years Premier, 25+ years healthcare
C.R. Bard, GHX



David Hargraves
Senior Vice President of Supply Chain
7 years Premier, 19 years supply chain
University of Pittsburgh Medical Center (UPMC)



Kaycee Kalpin
Chief Marketing Officer
8 years Premier, 15 years marketing
American College of Cardiology, CardioSmart



David Klatsky, JD
General Counsel
6 years Premier, 31 years healthcare
McDermott, Will & Emery



Joe Machicote
Chief Diversity and Inclusion Officer
31 years DEI&B and human resources
Erickson Living, Snyder's-Lance, Compass Group



Craig McKasson
Chief Administrative and Financial Officer
25 years Premier, 28 years healthcare, Ernst & Young



Lindsay Powers
Senior Vice President of People
6 years Premier, 18 years human resources
Ettain Group, Family Dollar Stores



Soumi Saha, PharmD, JD
Senior Vice President of Government Affairs
4 years Premier, 15 years healthcare policy
Academy of Managed Care Pharmacy, Kaiser Permanente, CVS/Caremark

© 2022. All rights reserved. | Premier Inc. | 9

Engaged Board with Strong Governance Practices

Commitment to Corporate Governance Drives Alignment and Accountability   Independent Board Chair Independent key Board committees 9 out of 10 directors are independent Formally established environmental, social and governance (ESG) oversight at Board level Nominating and Governance Committee has primary ESG oversight responsibility Audit & Compliance and Compensation Committees provide governance oversight relevant to committee roles and responsibilities Decreased Board size from 15 to 11 directors in August 2021 to further simplify corporate structure, align governance policies with best practices and enhance ability to effectively oversee business to drive value creation Five directors voluntarily resigned in support of efforts to enhance governance profile Board committed to ongoing refreshment and adding diversity of skills, experience and perspectives 40% of Board members are women and/or are racially diverse Two of Board’s five leadership roles are held by female directors Mandatory retirement age of 72 Majority Independent Leadership and Oversight Enhancements to Corporate Governance Diversity, Refreshment and Tenure

A "Fit-for-Purpose" Board of Directors

Photo	Board Member	Age	Board Tenure	Primary Occupation	Key Skills / Qualifications	Independent Director
	Michael J. Alkire	59	1	President and CEO	Nearly 30 years of operational, technology and business development leadership experience; joined Premier in 2003	--
	Terry Shaw	59	9	Board Chair; President & Chief Executive Officer, AdventHealth	36 years of healthcare industry experience with finance background; leadership experience at a large healthcare system	✓
	John Bigalke	67	3	CEO of Second Half Healthcare Advisors	Financial, corporate accounting, business development and leadership experience; serving on audit committees at other public and private companies	✓
	Helen M. Boudreau	56	2	Former COO of Bill & Melinda Gates Medical Research Institute	Financial background more than 20 years in the healthcare industry; serves as chair of audit committees and on compensation committees for other public and private companies; NACD Directorship Certified	✓
	Jody R. Davids	66	7	Retired; former SVP and Chief Information Officer at PepsiCo	Information technology, cybersecurity risk management, supply chain, logistics and distribution and executive leadership experience	✓
	Peter S. Fine	70	9	President & CEO, Banner Health	43 years healthcare industry experience and executive leadership experience at large healthcare system	✓
	Marc D. Miller	51	6	President and CEO, Universal Health Services	25 years healthcare industry experience and public company leadership experience	✓
	Marvin R. O'Quinn	70	6	President and COO, CommonSpirit Health	41 years healthcare industry experience and leadership experience serving in executive positions at large healthcare systems	✓
	Richard J. Statuto	65	9	Former President and CEO of Bon Secours Health System	35 years healthcare industry experience and leadership experience at large healthcare systems	✓
	Ellen C. Wolf	68	8	Former SVP and CFO of American Water Works Company	Financial, corporate accounting, business development and leadership experience; served on audit and compensation committees of other company boards	✓

© 2022. All rights reserved.
| Premier Inc. | 12

Engaged and Diverse Board with Critical Skillset Board candidates who represent diverse mix of skills, perspectives, talents, backgrounds and education that will enhance decision-making process, oversee management’s execution of strategic objectives and represent interests of stockholders are considered. Board Diversity 40% Diverse Board Tenure Board Independence Age Board Snapshot 63 years Average Age Board of Directors Experience and Skills 90%  Independent

Executive Compensation Aligned with Value Creation

2022 All Other NEOs Target Pay Mix* Double-trigger change-in-control equity vesting Stock ownership guidelines and holding requirements for executives and directors Clawback policy applicable to both cash and equity awards Robust anti-hedging and anti-pledging policies No supplemental retirement benefits Executive Compensation Program Aligned with Stockholder Value Creation 26% Time-Based RSUs 39% Performance Shares 14% Base Salary Incentive-Based Compensation 21% Annual Bonus 24% Base Salary Incentive-Based Compensation 21% Annual Bonus 33% Performance Shares 22% Time-Based RSUs *No significant changes are expected in the FY2023 executive compensation program structure for the CEO and other NEOs. 2022 CEO Target Pay Mix* Executive compensation levels aligned with market Pay mix emphasizes at-risk performance incentives Objective, measurable, rigorous performance metrics aligned with short- and long-term growth priorities Short- and long-term program payouts capped at 150% 3-year cliff vest for all long-term incentives without interim vesting opportunities to support retention 86% 76%

Performance Metrics Designed to Drive Top- and Bottom-Line Growth 2022/2023 Program Changes 2022:Eliminated two-pronged measurement approach 2023:Evaluating addition of long-term ESG metrics to already established performance metrics 2022 Program Changes Member savings metric selected to replace member cost Strategic milestones updated to include diversity, equity, inclusion and belonging (DEIB) to ensure alignment with focus on ESG best practices Annual Cash Incentives Long-Term Incentives 60% Performance RSUs 40% Time-Based RSUs Performance Metrics 35% | Adj. EBITDA 35% | Revenue 10% | Key strategic milestones 10% | Member savings 10% | Member quality index Performance Metrics / Terms 3Y Adjusted EPS 3Y Cliff-vest to drive retention (no interim vesting) Fiscal 2021’s one-time LTIP adjustment does not reflect company’s regular compensation practices.

ESG Practices Core to Success

Sustainable Business Practices to Drive Success *The Ethisphere Institute®, 2022 Advancing our mission to improve the health of our communities Promote sound governance Further enhancements to Diversity, Equity, Inclusion and Belonging (DEIB) program for all Premier employees relative to talent acquisition, talent mobility and development through updates to people practices Intentional focus on pay equity, recruiting and promoting talent within company Maintain long-standing, robust Supplier Diversity program Implemented new Supplier Diversity Pledge in CY 2022 Strive to maintain pay equity and enhance diversity in recruiting and promoting exceptional talent Collaborate with members to incorporate environmentally preferred purchasing and energy efficiency initiatives into products selection process Continued to build on corporate ethics track record Named one of World’s Most Ethical Companies* by Ethisphere Institute for 15th consecutive year

Advancing ESG Oversight, Initiatives and Disclosures © 2022. All rights reserved. | Premier Inc. | Formalized ESG oversight at Board and company levels in CY 2021 Nominating and Governance Committee responsible for primary ESG oversight with Audit and Compliance and Compensation Committees providing oversight relevant to each committees’ roles and responsibilities Created ESG Steering Committee comprising executive-level, cross-functional team members Published inaugural 2021 Sustainability Report in October 2021 communicating current ESG practices embedded in business operations CY 2022 activities Adding ESG-related goals to annual incentive plan beginning with fiscal 2023 plan Conducting environmental assessment for Scope 1 and 2 emissions to determine baseline and inform strategy to reduce carbon footprint over time Anticipate enhancements to DEIB disclosures in proxy and Sustainability Report Publish CY 2022 Sustainability Report

Driving Success Through Strong Employee Engagement Metrics as of June 30, 2022. Employee engagement remains strong Engagement score of 78 exceeds global engagement benchmark of 74 11-point employee engagement score increase since 2019 Increase in all major drivers of engagement Leadership team outperformed global benchmark categories related to: Response to COVID-19 pandemic DEIB areas Reduced turnover rate 11% turnover rate in CY2021, lowest in last four-year period 3% turnover rate decrease compared with CY2020 Intentional action in response to employee survey delivering strong results “People First” engagement survey conducted twice a year by an independent third-party firm to provide real-time actionable insights Participants in employee development and DEIB programs outperform company engagement and key engagement driver scores

© 2022. All rights reserved. | Premier Inc. | DEIB Initiatives Support Mission and Long-Term Growth Strategy DEIB Strategy is designed to accelerate how we provide health and wellness solutions to an increasingly diverse world Chief Diversity and Inclusion Officer oversees DEIB strategy and reports to CEO DEIB Council is comprised of employees and leaders to define, drive and support four strategic DEIB pillars * As of June 30, 2022 ** Includes full-time employees who self-identify as either Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or as being of two or more races DEIB Four Strategic Pillars Gender Representation (Percentage of Total Workforce*) 53% Female 47% Male Race and Ethnicity Representation (Percentage of Total Workforce*) 11% of contract portfolio comprised of diverse suppliers 72% White 11% Asian 10% Black or African American 4% Hispanic or Latino 3% Two or more races** Leadership & Culture 1 People & Workplace 2 Community Health Equity 3 Supplier Diversity 4

Our Supply Chain and Environmental Practices Drive Green Innovation Supply Chain Management Require all suppliers to abide by Healthcare Group Purchasing Industry Code of Conduct Key supplier assessment factors include environmental impact and diversity Highlight contracted products with environmental attributes in product catalog for use by member health systems Actively work to increase number of small, diverse and regional enterprises in our network through Sourcing Education and Enrichment for Diverse and Small Suppliers program Run annual social responsibility audits of contracted manufacturers conducted by international third-party auditor Working to incorporate supplier screening and ESG assessment analytics in FY2022 to continue to advance supply chain due diligence and risk management practices Employing eco-friendly practices in distribution centers to minimize environmental impact  Electronic scanners to reduce paper use Electric forklifts for loading and offloading Energy efficient bulbs and natural light Reusing carboard and pallets Incorporate LED lighting requirements in all new leases that cover future build-out or space renovations Recycled 8-to-10 tons of IT equipment in last five years through electronic waste recycling program  Implement office waste and furniture recycling, use of “green” cleaning practices and other energy-efficient initiatives throughout leased office spaces, since Premier does not own or operate offices and data centers Conducted environmental assessment for Scope 1 and 2 emissions to inform strategy to reduce carbon footprint over time Environmental Initiatives

Executing our Strategy and Well-Positioned for Long-Term, Sustainable Value Creation Making a Premier Impact Delivering valuable and innovative solutions to drive long-term growth Strong financial position with balanced approach to capital deployment Committed to strong corporate governance Engaged and diverse board with critical skillset Executive compensation program aligned with stockholder value creation Continue to advance ESG oversight, initiatives and disclosures Engaged culture supports mission and long-term growth strategy Supply chain and environmental practices designed to drive green innovation

Investor Relations Contacts Angie McCabe Vice President, Investor Relations Tel: 704-816-3888 Email: angie_mccabe@premierinc.com Ben Krasinski Director, Investor Relations Tel: 704-816-5644 Email: ben_krasinski@premierinc.com